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                                                                 EXHIBIT 10.1(b)

                    List of Contents of Exhibit and Schedules
                         to the Stock Purchase Agreement

Exhibits

       A            Form of International Agreement
       B            Description of Severance Plan and Completion Bonuses
       C            Cash Adjustment Schedule
       D            List of Environmental Audit Reports
       E            List of Title Reports
       F            Required Antitrust Approvals
       G            Special Indemnity

Schedules

       3.1          No Conflicts
       3.4          Consents and Approvals
       3.5          Organization and Qualification of the Company and the
                    Subsidiaries
       3.6(a)       Capitalization of the Company - Outstanding Capital Stock
       3.6(b)       Capitalization of the Company - Rights to Acquire Stock
       3.7(a)       Capitalization, Organization and Qualification of
                    Subsidiaries - Directly and Indirectly Owned Subsidiaries
       3.7(b)       Capitalization, Organization and Qualification of
                    Subsidiaries - Rights to Acquire and Restrictions on Shares
       3.10         Liabilities
       3.11(a)      Inventory; Receivables
       3.12(a)      Absence of Changes Having or Reasonably Likely to Have a
                    Material Adverse Effect
       3.12(b)      Absence of Changes - Operation of the Business
       3.12(c)      Absence of Changes - Certain Events
       3.12(d)      Absence of Changes - Changes Regarding Capital Stock and
                    Corporate Organization
       3.13(a)      Tax Matters - Affiliated Group
       3.13(b)      Tax Matters - Tax Returns
       3.13(c)      Tax Matters - Favorable Tax Regimes
       3.14         Employees; Collective Bargaining Agreements
       3.15(a)      Company Plans; International Plans; ERISA - Company Plans
                    and International Plans
       3.15(b)      Company Plans; International Plans; ERISA - Continuation
                    Coverage
       3.15(e)      Company Plans; International Plans; ERISA - Value of Company
                    Plans
       3.15(f)      Company Plans; International Plans; ERISA - Multiemployer
                    Plans
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      3.15(g)        Company Plans; International Plans; ERISA - Continuation of
                     Obligations
      3.16(a)        Labor Relations - Labor Organizations
      3.16(b)        Labor Relations - Collective Bargaining Agreement
                     Violations or Grievances
      3.16(c)        Labor Relations - Discrimination Complaints or Charges
      3.16(d)        Labor Relations - Violations of Fair Labor Standards Act
      3.16(e)        Labor Relations - Current Activities Involving
                     International Companies
      3.17(a)(i)     Real Property - U.S. Real Property
      3.17(a)(ii)    Real Property - Proceedings Affecting U.S. Real Property
      3.17(a)(iv)    Real Property - Structural Soundness of Improvements
      3.17(a)(v)     Real Property - Unrecorded Agreements Relating to Use of
                     U.S. Real Property by Others
      3.17(a)(vi)    Real Property - Restrictions on Access to Certain Public
                     Properties
      3.17(a)(vii)   Real Property - U.S. Properties Involving Burial Grounds,
                     Endangered Species or Wetlands
      3.17(a)(ix)    Real Property - Purchase Options Involving U.S. Real
                     Property
      3.17(b)(i)     Real Property - International Real Property
      3.17(b)(ii)    Real Property - Proceedings Affecting International Real
                     Property
      3.17(b)(iii)   Real Property - Right of Use of International Real Property
      3.17(b)(iv)    Real Property - Access to International Real Property
      3.17(b)(v)     Real Property - Violation of Building Codes or Zoning
                     Ordinances by International Real Property
      3.17(b)(vii)   Real Property - International Properties Involving
                     Cemeteries or Endangered Species
      3.17(b)(viii)  Real Property - Complaints Involving International Real
                     Properties
      3.17(b)(ix)    Real Property - Purchase  Options Involving International
                     Real Property
      3.18(a)        Leasehold Interests
      3.19(a)(i)     Mining Claims, Surface Rights and Water Rights - Unpatented
                     Mining Claims
      3.19(a)(ii)    Mining Claims, Surface Rights and Water Rights -
                     Conflicting Claims or Liens
      3.19(a)(iii)   Mining Claims, Surface Rights and Water Rights - Certain
                     Surface Rights Agreements of U.S. Companies
      3.19(b)(i)     Mining Claims, Surface Rights and Water Rights - Rights of
                     the International Companies
      3.19(b)(ii)    Mining Claims, Surface Rights and Water Rights - Title to
                     Mining Rights
      3.19(b)(iv)    Mining Claims, Surface Rights and Water Rights - Certain
                     Surface Rights Agreements of International Companies
      3.20           Title to Assets
      3.21           Condition and Sufficiency of Assets
      3.22           Intellectual Property
      3.23           Joint Venture Interests


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      3.24           Company Insurance Policies
      3.25(a)        Material Contracts
      3.25(b)        Material Contracts - Defaults
      3.25(c)        Material Contracts - Change of Control
      3.26           Compliance with Applicable Law
      3.27(a)        Litigation - Pending or Threatened Litigation
      3.27(b)        Litigation - Pending Claims - Material Adverse Effect
      3.27(c)        Litigation - Material Interference with the Business
      3.28(a)        Warranties and Product Liability
      3.28(b)        Warranties and Product Liability - Products Liability
                     Proceedings
      3.29(a)        Environmental Matters - Environmental Approvals
      3.29(b)        Environmental Matters - Written Notices Asserting
                     Violations of Environmental Law
      3.29(c)        Environmental Matters - Environmental Claims
      3.29(d)        Environmental Matters - Hazardous Substances
      3.29(e)        Environmental Matters - Disposal of Hazardous Substances
      3.29(f)        Environmental Matters - Underground Storage Tanks
      3.29(g)        Environmental Matters - Environmental Reports and Studies
      3.29(h)        Environmental Matters - Agreements Regarding Assumption of
                     Environmental Liabilities
      3.30           Transactions with Affiliates
      3.32           Related Party Transactions
      3.34           Seller Umbrella Policies
      5.9            Surviving Intercompany Accounts Receivables and Payables
      6.6            Directors to Resign at Closing
      10.1           Permitted Changes to Taxes by the Seller


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